UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 31, 2007

MERGE TECHNOLOGIES INCORPORATED
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	0-29486	39-1600938
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6737 W. Washington Street, Milwaukee, Wisconsin		53214-5650
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(414) 977-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 31, 2007, Merge Technologies Incorporated ("we," the "Company" or the "Registrant") entered into employment agreements with Jacques Cornet, President of the Merge Healthcare Europe, Middle East, Africa operations ("Merge Healthcare EMEA") and Loris Sartor, Senior Vice President of the Company, and President, Cedara Software Corp., a wholly owned subsidiary of the Company ("Cedara").

Mr. Cornet was appointed President, Merge Healthcare EMEA in November 2006. He was formerly Vice President, Business Development and Strategic Marketing of Cedara. Before joining Cedara in mid–2000, Mr. Cornet held several strategic business management positions at ADAC Laboratories (now part of Philips Medical Systems) in the U. S., GE HealthCare in Europe and the U. S. and GE Calma in Europe. Mr. Cornet holds an M. Sc. Degree in ElectroMechanical and Computer Sciences and Executive Marketing from HEC France.

Mr. Sartor was appointed President of Cedara in November 2006. He formerly held various positions with Cedara, including Director of the Platforms Products Division, Product Vice President, Divisional Vice President of Engineering and Customer Solutions, and, most recently, Vice President of Sales. Prior to joining Cedara, Mr. Sartor held several technical and management positions in the Sietec Open Systems division at Siemens Electric Ltd., as well as various other technical positions within the software industry. Mr. Sartor holds a Bachelor of Applied Science and Engineering Degree (Computer Science Option) and an M.B.A. from the University of Toronto.

Pursuant to the employment agreements, we agree to employ Mr. Cornet as President of Merge Healthcare EMEA and to employ Mr. Sartor as President of Cedara. In connection with such employment, we agree to pay Mr. Cornet a salary at a rate of no less than CDN $267,650 per year, and Mr. Sartor a salary at a rate of no less than CDN $267,650 per year. In addition, the employment agreements provide that Mr. Cornet and Mr. Sartor will be eligible for annual performance bonuses of up to 40% of salary, dependent on achievement of Company and individual performance targets. The employment agreements provide for payments and benefits on certain terminations and changes of control of the Company.

The employment agreements of Messrs. Cornet and Sartor require each of them to preserve confidential information and not to compete with us or solicit our customers or employees for the twelve (12) months following any termination of employment.

Copies of the employment agreements with Messrs. Cornet and Sartor are attached as Exhibits 10.1 and 10.2 hereto, respectively, and the foregoing summary of the terms of such employment agreements is qualified by reference to the full text of the employment agreements so attached.

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.1 Employment Agreement by and between the Registrant and Jacques Cornet made and entered into as of March 31, 2007.

Exhibit 10.2 Employment Agreement by and between the Registrant and Loris Sartor made and entered into as of March 31, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED

April 4, 2007	By:	Steven R. Norton

Name: Steven R. Norton
Title: Executive Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement by and between the Registrant and Jacques Cornet made and entered into as of March 31, 2007
10.2	Employment Agreement by and between the Registrant and Loris Sartor made and entered into as of March 31, 2007